Exhibit 99.1

Case 22-11292-JKSDoc 413Filed 03/01/23Page 1 of 21 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re.Clovis Oncology, Inc. § Case No. 22-11292 § § Lead Case No. 22-11292 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 01/31/2023 Petition Date: 12/11/2022 Months Pending: 2 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 99 Debtor’s Full-Time Employees (as of date of order for relief): 120 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Andrew S. Mordkoff Andrew S. Mordkoff Signature of Responsible Party Printed Name of Responsible Party 03/01/2023 Date 787 Seventh Avenue, New York, New York 10019-6099 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. §1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Case 22-11292-JKSDoc 413Filed 03/01/23Page 2 of 21 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $38,606,897 b. Total receipts (net of transfers between accounts) $27,106,334 $59,948,383 c. Total disbursements (net of transfers between accounts) $4,030,628 $5,422,928 d. Cash balance end of month (a+b-c) $61,682,603 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $4,030,628 $5,422,928 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $7,783,597 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory (Book Market Other (attach explanation)) $95,960,202 d Total current assets $202,555,987 e. Total assets $331,757,988 f. Postpetition payables (excluding taxes) $64,438,863 g. Postpetition payables past due (excluding taxes) $1,780,984 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $64,438,863 k. Prepetition secured debt $346,993,967 l. Prepetition priority debt $16,616 m. Prepetition unsecured debt $499,434,684 n. Total liabilities (debt) (j+k+l+m) $910,884,130 o. Ending equity/net worth (e-n) $-579,126,142 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary $0 $0 course of business b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $6,234,916 b. Cost of goods sold (inclusive of depreciation, if applicable) $2,167,646 c. Gross profit (a-b) $4,067,270 d. Selling expenses $192,764 e. General and administrative expenses $1,672,385 f. Other expenses $663,798 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $22,318 i. Taxes (local, state, and federal) $25,168 j. Reorganization items $9,455,680 k. Profit (loss) $-8,541,553 $-142,003,256 UST Form 11-MOR (12/01/2021) 2

Case 22-11292-JKSDoc 413Filed 03/01/23Page 3 of 21 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 Part 5: Professional Fees and Expenses Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative a. Debtor’s professional fees & expenses (bankruptcy)Aggregate Total $98,649 $98,649 $98,649 $98,649 Itemized Breakdown by Firm Firm Name Role i Kroll Other $98,649 $98,649 $98,649 $98,649 ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021) 3

Case 22-11292-JKSDoc 413Filed 03/01/23Page 4 of 21 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4

Case 22-11292-JKSDoc 413Filed 03/01/23Page 5 of 21 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy)Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Case 22-11292-JKSDoc 413Filed 03/01/23Page 6 of 21 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6

Case 22-11292-JKSDoc 413Filed 03/01/23Page 7 of 21 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii UST Form 11-MOR (12/01/2021) 7

Case 22-11292-JKSDoc 413Filed 03/01/23Page 8 of 21 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 xcix c c. All professional fees and expenses (debtor & committees) $98,649 $98,649 $98,649 $98,649 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire—During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by Yes No N/A the court? i. Do you have: Worker’s compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as Yes No set forth under 28 U.S.C. § 1930? UST Form 11-MOR (12/01/2021) 8

Case 22-11292-JKSDoc 413Filed 03/01/23Page 9 of 21 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 Yes No U.S.C § 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Daniel W. Muehl Daniel W. Muehl Signature of Responsible Party Printed Name of Responsible Party Executive Vice President and Chief Financial Officer 03/01/2023 Title Date UST Form 11-MOR (12/01/2021) 9

Case 22-11292-JKSDoc 413Filed 03/01/23Page 10 of 21 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

Case 22-11292-JKSDoc 413Filed 03/01/23Page 11 of 21 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

Case 22-11292-JKSDoc 413Filed 03/01/23Page 12 of 21 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 PageThree PageFour

Case 22-11292-JKSDoc 413Filed 03/01/23Page 13 of 21 In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Cash Receipts and Disbursements Reporting Period: Jan 01—Jan 31, 2023 Debtor Third-Party Cash Disbursements Clovis Oncology, Inc. $ 4,030,628 Clovis Oncology UK Limited $ 1,129,660 Clovis Oncology Ireland Limited $ 48,118 Total $ 5,208,407 Debtor Third-Party Cash Receipts Clovis Oncology, Inc. $ 27,106,298 Clovis Oncology UK Limited $ 3,594,866 Clovis Oncology Ireland Limited $ 7,004 Total $ 30,708,168 AlixPartners General

Case 22-11292-JKSDoc 413Filed 03/01/23Page 14 of 21 In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Bank Account Information Reporting Period: Jan 01—Jan 31, 2023 Debtor Bank Last 4 Digits Description Balance as of Month End (USD) Clovis Oncology, Inc. JP Morgan 9101 Lockbox Account 5,017,748 Clovis Oncology, Inc. JP Morgan 8623 Operating Account 40,246,039 Clovis Oncology, Inc. JP Morgan 9601 Operating Account 139 Clovis Oncology, Inc. JP Morgan 9602 Operating Account 2,041 Clovis Oncology, Inc. JP Morgan 3424 Operating Account 634 Clovis Oncology, Inc. JP Morgan 8157 Investment Account 6,703,850 Clovis Oncology, Inc. JP Morgan 2038 Investment Account 100,000 Clovis Oncology, Inc. JP Morgan 1915 Professional Fees Account 9,601,351 Clovis Oncology, Inc. JP Morgan 7602 Utilitiy Deposits Account 10,800 Clovis Oncology UK Limited JP Morgan 4225 Lockbox Account 3,036,074 Clovis Oncology UK Limited JP Morgan 2330 Operating Account 7,453,909 Clovis Oncology Ireland Limited JP Morgan 0565 Lockbox Account 3,097,422 Clovis Oncology Ireland Limited JP Morgan 1185 Operating Account 509,887 Sub Total—Bank Accounts75,779,894 Total 75,779,894 AlixPartners General

Case 22-11292-JKSDoc 413Filed 03/01/23Page 15 of 21 In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Unaudited Balance Sheet as of January 31, 2023 Reporting Period: Jan 01—Jan 31, 2023 Clovis Oncology UK Clovis Oncology Ireland USD Actuals Clovis Oncology, Inc. Limited Limited 01_Grupo 02_AeroMexico 03_Connect Assets Current Assets: Cash and Cash Equivalents 61,682,602 10,489,983 3,607,309 Trade Accounts Receivable, Net 7,783,597 6,255,087 6,950 Interco Receivables 22,116,940 343 7,411,551 Pre-Petition—Inter Company Debtor Receivables Inventories 95,960,202—11,641,596 Prepayments and Deposits 15,012,867 52,573 8,004 Other Assets—Current (222) 2,029,485 35,600 IC Investment in Subsidiaries 2 229,143— Total Current Assets 202,555,987 19,056,614 22,711,010 Non-Current Assets: Property, Plant and Equipment, Net 161,597 132,770 -Goodwill 63,074,218 —Other Intangible Assets, Net 54,552,685 —Other Assets—Non-current 11,413,502 209,685 32,959 Total Non-Current Assets 129,202,002 342,455 32,959 Total Assets 331,757,988 19,399,069 22,743,969 Liabilities Current Liabilities: DIP Financing 45,000,000 —Trade Accounts Payable, Net 2,523,492 1,840,472 48,380 Interco Payables (413,194) 1,854,143 18,435,687 Misc. Liabilities & Accrued Expenses 17,268,940 4,445,549 97,884 Accrued Taxes (Income, Payroll, etc.) (17,455) 1,964,994 280,139 Lease Liability—Short-term 77,079 187,993 17,227 Other Notes Payable—Current —— Total Current Liabilities 64,438,863 10,293,151 18,879,317 Non-Current Liabilities Lease Liability—Long-term — 13,502 Total Non-Current Liabilities — 13,502 Liabilities Subject to Compromise 846,445,267 8,154,616 88,012 Total Liabilities 910,884,130 18,447,767 18,980,832 Equity Common Stock 145,072 2 141 Additional Paid in Capital 2,691,517,355 —Accumulated Other Comprehensive Loss (41,905,090) (435,946) 112,979 Accumulated Deficit (3,228,883,478) 1,387,246 3,650,017 Total Equity (579,126,141) 951,301 3,763,137 Total Liabilities and Equity 331,757,988 19,399,069 22,743,969 Notes: 1) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change. AlixPartners General

Case 22-11292-JKSDoc 413Filed 03/01/23Page 16 of 21 In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Unaudited Statement of Operations for the month of January 2023 Reporting Period: Jan 01—Jan 31, 2023 Clovis Oncology UK Clovis Oncology Ireland USD Actuals Clovis Oncology, Inc. Limited Limited Total Revenue 6,234,916 1,094,076 3,083,252 Operating Expenses: Cost of Goods Sold 726,677 1,013,180 1,722,741 Royalty Expense 1,440,969 —Research and Development 1,104,161 —General and Administrative 1,672,385 1,750,455 38,992 Selling Expenses 192,764 38,308 -Operating Taxes 25,168 19,823 -Other Operating Expenses —— Total Operating Expenses 5,162,124 2,821,767 1,761,733 Total Operating Profit (Loss) 1,072,793 (1,727,691) 1,321,519 Other Income and Expenses: Interest Income 22,318 —Gain/Loss from Sale of Assets (310,673) —Interest Expense — -Foreign Currency Translation Adjustments (129,690) 22,020 (74,199) Gain/Loss on Available-For-Sale Securities — -Reorganization Costs 9,455,680 —Income Tax Expense —— Net Other Income (9,614,346) (22,020) 74,199 Net Income (8,541,553) (1,749,711) 1,395,718 Notes: 1) The activity reported above represents the full month of January. 2) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary and unaudited. The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future. AlixPartners General

Case 22-11292-JKSDoc 413Filed 03/01/23Page 17 of 21 In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Accounts Receivable Reconciliation and Aging Reporting Period: Jan 01—Jan 31, 2023 Clovis Oncology, Inc. Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 7,853,470 390,825 — 8,244,295 Less: Prompt Pay Discounts & Returns (442,526) (7,817) — (450,342) Less: Allowance for Bad Debts(8,441)(1,915) — (10,356) Net Accounts Receivable 7,402,504 381,093 — 7,783,597 Clovis Oncology UK Limited Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 6,273,909 ——6,273,909 Less: Allowance for Bad Debts(18,822) ——(18,822) Net Accounts Receivable 6,255,087 ——6,255,087 Clovis Oncology Ireland Limited Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 2,335 4,669 — 7,004 Less: Allowance for Bad Debts(7) (47) — (54) Net Accounts Receivable 2,328 4,623 — 6,950 AlixPartners General

Case 22-11292-JKSDoc 413Filed 03/01/23Page 18 of 21 In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Post-Petition Accounts Payable Aging Reporting Period: Jan 01—Jan 31, 2023 Debtor Total Current 0-30 Days 31-60 Days 61-90 Days 91+ Days Clovis Oncology, Inc. 3,468,399 1,687,415 1,540,656 52,431 187,897 — Clovis Oncology UK Limited 1,840,520 1,825,241 15,279 ——— Clovis Oncology Ireland Limited 48,380 48,380 -— — Net Accounts Payable 5,357,299 3,561,036 1,555,935 52,431 187,897 — Notes: 1) While the Debtors’ AP Aging Report shows that the Debtors are past due on certain postpetition amounts owed, certain of these payments are not actually owed pursuant to various provisions of the bankruptcy code, and the Debtors do not believe that once they finish reconciling their invoices, books and records, this will be the case. AlixPartners General

Case 22-11292-JKSDoc 413Filed 03/01/23Page 19 of 21 In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Capital Assets Reporting Period: Jan 01—Jan 31, 2023 Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Net Book Value Computer Equipment 149,306 126,118    -Furniture and Fixtures—5,193 -Lab Equipment — -Leasehold Improvements — -Licensed Software — -Manufacturing Equipment 5,347 —Office Equipment—1,459 -Trade Booth —— Net Book Value 154,652 132,770 — AlixPartners General

Case 22-11292-JKSDoc 413Filed 03/01/23Page 20 of 21 In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Payments to Insiders Reporting Period: Jan 01—Jan 31, 2023 Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Payments to Insiders 347,460    — The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding payments to insiders during the period of December 11 through December 31, 2022. With respect to insiders, all cash payments made were on account of ordinary course salaries and authorized travel and expense reimbursements. No non-cash transfers were made during this reporting period. /s/ Daniel W. Muehl 03/01/2023 Signature of Authorized Individual Date Daniel W. Muehl Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Notes: 1) The insiders included herein are consistent with those as defined by the Bankruptcy Code and as included in the Debtors’ Statements of Financial Affairs. The amount listed Includes all compensation-related expenses paid by the Debtors, including salary, retirement plan contributions, health and other insurance benefits, and expense reimbursements. AlixPartners General

Case 22-11292-JKSDoc 413Filed 03/01/23Page 21 of 21 In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Status of Post-Petition Taxes Reporting Period: Jan 01—Jan 31, 2023 The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes. All postpetition taxes for the debtors, which are not subject to dispute or reconciliation are current; provided, however, the Debtors continue to actively reconcile other amounts owed to various taxing and governmental authorities, which may subsequently be subject to dispute. /s/ Daniel W. Muehl 03/01/2023 Signature of Authorized Individual Date Daniel W. Muehl Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual AlixPartners General